UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 2005


                             LCC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-21213               54-1807038
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)       Identification Number)



    7925 Jones Branch Drive, McLean, VA                           22102
   (Address of principal executive offices)                    (Zip Code)



      (Registrant's telephone number, including area code): (703) 873-2000


                                 Not applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement.

Change in Control Severance Plan
--------------------------------

On June 15, 2005, the Compensation Committee of the Board of Directors of LCC International, Inc. (the "Company") adopted the LCC International, Inc. Change in Control Severance Plan (the "Change in Control Plan"). Under the Change in Control Plan, employees of the Company and its subsidiaries selected by the Compensation Committee of the Company's Board of Directors are eligible to participate in the Change in Control Plan. The Change in Control Plan generally provides that if a participant's employment is terminated without cause or if the participant has an involuntary termination (as defined in the Change in Control Plan) during a twelve month period following a change in control of the Company (as defined in the Change in Control Plan), the participant will be entitled to receive a severance payment.

Under the Change in Control Plan, upon the occurrence of a covered termination within a twelve month period following a change in control of the Company, the individual will be entitled to receive a severance payment equal to: (i) in the case of the Company's Chief Executive Officer (currently Peter A. Deliso), two times his/her base salary; (ii) in the case of a Senior Vice President of the Company (currently Carlo Baravalle and James Greenwell), one and one-half times his/her respective base salary; (iii) in the case of a Vice President of the Company, one times his/her base salary; and (iv) in the case of selected Company managers at the director level, one-half times his/her base salary. Severance benefits under the Change in Control Plan also include the payment of a pro-rata bonus at the target level for the year in which the covered termination occurs, and the payment of COBRA premiums for periods ranging from six months to 24 months.

Each participant must execute a general release of claims to receive a severance payment, and is subject to a covenant not to compete with the Company for periods ranging from six months to two years following a covered termination. The Change in Control Plan provides that, at the discretion of the Compensation Committee, the Company may provide a tax gross-up payment to participants whose payments under the Change in Control Plan are subject to the excise tax under the Internal Revenue Code on excess parachute payments. The above description of the Change in Control Plan does not purport to be a complete description of the Change in Control Plan. The above description is qualified in its entirety by reference to the Change in Control Plan, a copy of which is filed as Exhibit
10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Restricted Stock Unit Grants Pursuant to the Amended and Restated Equity
------------------------------------------------------------------------
Incentive Compensation Plan
---------------------------

On June 15, 2005, the Compensation Committee of the Company's Board of Directors granted stock units under the LCC International, Inc. Amended and Restated Equity Incentive Compensation Plan (the "Plan") to the following Named Executive Officers and to Charles R. Waldron, the Company's Chief Financial Officer and James Greenwell, Senior Vice President, The Americas. On June 15, 2005, the last sale price per share of the Company's Common Stock on the Nasdaq National Market was $3.53:


Name of Officer                                      Number of Stock Units
---------------                                      ---------------------

Peter A. Deliso                                               50,000
Interim Chief Executive Officer,
Vice President, Corporate Development
and Secretary

Charles R. Waldron                                            50,000
Chief Financial Officer

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

Carlo Baravalle                                               50,000
Senior Vice President, Europe,
Middle East, Africa and Asia Pacific

James Greenwell                                               50,000
Senior Vice President, The Americas

Each stock unit relates to one share of Company common stock. The stock units will vest as to one-third of the stock units on each of June 15, 2006, June 15, 2007 and June 15, 2008, subject to the grantee's continued service with the Company. Vesting of the stock units will be accelerated in full upon the grantee's termination due to his death or disability, and will also be fully accelerated upon a change in control (as defined in the Stock Unit Agreement) of the Company. The Compensation Committee may accelerate the vesting of all or a portion of the stock units upon the achievement of individual or corporate performance goals. Except as otherwise provided in the stock unit agreement, the shares of Company common stock underlying the stock units will be delivered to the grantees at such time as the stock units become vested. The number of shares subject to the stock unit grants is subject to adjustment in the event of changes in the capitalization of the Company and certain corporate transactions involving the Company in accordance with the terms of the Plan. The above description of the Stock Unit Agreement does not purport to be a complete description of the Stock Unit Agreement. The above description is qualified in its entirety by reference to the Stock Unit Agreement, a copy of which is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
------------

10.1     Change in Control Severance Plan of LCC International, Inc.
10.2     Stock Unit Agreement of LCC International, Inc.]



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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LCC INTERNATIONAL, INC.


Date:  June 21, 2005                By:  /s/ Peter A. Deliso
                                         ---------------------------------------
                                         Peter A. Deliso
                                         Interim Chief Executive Officer, Vice
                                         President, Corporate Development and
                                         Secretary


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                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      ---------------------------------------------------------------

10.1             Change in Control Severance Plan of LCC International, Inc.
10.2             Stock Unit Agreement of LCC International, Inc.]



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